UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2021

BOSTON THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54586	27-0801073
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5900 Hollis Street, Emeryville, CA 95608

(Address of Principal Executive Offices)(Zip Code)

603-935-9799

(Registrant’s telephone number, including area code)

354 Merrimack Street #4, Lawrence, MA 01843

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed by Boston Therapeutics, Inc., a Delaware corporation (the “Company”), to amend its Current Report on Form 8-K (the “Prior 8-K”) filed with the Securities and Exchange Commission (the “SEC”) on June 4, 2021, in connection with the consummation on June 4, 2021 of the transactions contemplated by that certain Agreement and Plan of Merger, dated January 26, 2021 (the “Merger Agreement”), by and among the Company, BTHE Acquisition Inc. (“Merger Sub”) and Nanomix, Inc. (“Nanomix”), pursuant to which Merger Sub merged with and into Nanomix, with Nanomix surviving as a wholly-owned subsidiary of the Company (the “Merger”).

The Company is filing this Amendment solely to provide (i) certain voluntary disclosures concerning the financial condition of the Company, as permitted by Item 8.01; (ii) the historical audited financial statements of Nanomix as of and for the years ended December 31, 2020 and 2019, and the unaudited condensed consolidated financial statements as of March 31, 2021 and for the three month periods ended March 31, 2021 and 2020, referred to in Item 9.01(a) below; and (iii) the unaudited pro forma condensed combined financial statements as of and for the three month period ended March 31, 2021 and for the year ended December 31, 2020, referred to in Item 9.01(b) below. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Prior 8-K. Such financial information was excluded from the Prior 8-K in reliance on the instructions to such items.

Item 8.01 Other Events.

Nanomix’s Management’s Discussion and Analysis of Financial Condition and Results of Operations as of March 31, 2021 and for the three month periods ended March 31, 2020 and 2019, are filed herewith and attached hereto as Exhibits 99.1 and incorporated herein by reference. Nanomix’s Management’s Discussion and Analysis of Financial Condition and Results of Operations as of December 31, 2020 and for the year ended December 31, 2020 and 2019, are filed herewith and attached hereto as Exhibits 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited financial statements of Nanomix as of and for the years ended December 31, 2020 and 2019, and the unaudited condensed consolidated financial statements as of March 31, 2021 and for the three month periods ended March 31, 2021 and 2020, are filed herewith as Exhibits 99.3 and 99.4, respectively, and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company and Nanomix as of and for the three month period ended March 31, 2021 and for the year ended December 31, 2020, filed herewith and attached hereto as Exhibit 99.5, are incorporated herein by reference.

(d) Exhibits

Below is a list of exhibits included with this Current Report on Form 8-K.

Exhibit No.	Document

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Nanomix as of March 31, 2021 and for the three month periods ended March 31, 2021 and 2020.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Nanomix as of December 31, 2020 and for the fiscal year ended December 31, 2020 and 2019.

99.3	Audited financial statements of Nanomix as of and for the years ended December 31, 2020 and 2019.

99.4	Unaudited condensed consolidated financial statements of Nanomix as of March 31, 2021 and for the three month periods ended March 31, 2021 and 2020.

99.5	Unaudited pro forma condensed combined financial statements of the Company and Nanomix as of and for the three month period ended March 31, 2021 and for the year ended December 31, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON THERAPEUTICS, INC.

	By:	/s/ David Ludvigson
	Name:	David Ludvigson
	Title:	Chief Executive Officer

Date: August 27, 2021